UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2015
Progress Software Corporation
(Exact name of registrant as specified in charter)
Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)

(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Progress Software Corporation (the “Company”) files this Current Report on Form 8-K to report that John P. Goodson, our Senior Vice President, Chief Product and Technology Officer, resigned effective on May 1, 2015, to pursue another opportunity. Mr. Goodson will not receive any severance or other benefits in connection with his termination of employment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2015	Progress Software Corporation

By: /s/Chris E. Perkins
Chris E. Perkins Senior Vice President, Finance and Administration and Chief Financial Officer